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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  ------------

                                    FORM 8-K
                                  ------------


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: August 20, 2002


                               DYNEX CAPITAL, INC.
               (Exact Name of Registrant as Specified in Charter)



                                     1-9819
                            (Commission File Number)



                                Virginia                                                           52-1549373
                    (State or other jurisdiction of                                             (I.R.S. Employer
                     incorporation or organization)                                            Identification No.)

             4551 Cox Road, Suite 300, Glen Allen, Virginia                                           23060
                (Address of principal executive offices)                                           (Zip Code)



                                 (804) 217-5800
              (Registrant's telephone number, including area code)





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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

              99.1  Certification of Chief Financial Officer Pursuant to
                    Section 906 of the Sarbanes-Oxley Act of 2002.


Item 9.  Regulation FD Disclosure.

         On August 20, 2002, Dynex Capital, Inc. furnished the Securities and Exchange Commission a certification of its Chief Financial Officer pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002. A copy of the certification is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in this report, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such filing.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DYNEX CAPITAL, INC.




Date:    August 20, 2002                 By:  /s/ Stephen J. Benedetti
                                              ----------------------------------
                                              Stephen J. Benedetti
                                              Executive Vice President and
                                                Chief Financial Officer
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                                  EXHIBIT INDEX

Number      Description                                       Method of Filing
------      -----------                                       ----------------

99.1        Certification of Chief Financial Officer          Furnished herewith
            Pursuant to Section 906 of the Sarbanes-
            Oxley Act of 2002.
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                                                                   Exhibit  99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Dynex Capital, Inc. (the "Company") on Form 10-Q for the quarter ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen
J. Benedetti, the Chief Financial Officer of the Company, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:  August 20, 2002                  /s/ Stephen J. Benedetti
                                         ---------------------------------------
                                         Stephen J. Benedetti
                                         Chief Financial Officer